EXHIBIT 32.1

                             CERTIFICATION PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

                                     BY THE
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER


         In connection with the Quarterly Report of LION, Inc., a Washington corporation (the "Company"), on Form 10-QSB for the period ended September 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), each of Randall D. Miles, Chief Executive Officer, and Steve Thomson, Chief Financial Officer, of the Company, hereby certifies pursuant to ss.906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350), that to his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




CHIEF EXECUTIVE OFFICER             CHIEF FINANCIAL OFFICER


/s/ Randall D. Miles                        /s/ Steve Thomson
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Randall D. Miles                            Steve Thomson

November 15, 2004                           November 15, 2004
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